Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Supplement dated May 24, 2017
to

Hood River Small-Cap Growth Fund

Statement of Additional Information

dated March 1, 2017

This supplement makes the following amendments to disclosures in the Statement of Additional Information (“SAI”) for the Hood River Small-Cap Growth Fund (the “Fund”) dated March 1, 2017:

Effective as of May 24, 2017 the Fund may participate in securities lending at the discretion of the Fund’s investment adviser. As such, the disclosure in the paragraph entitled “Securities Lending” on page 9 of the SAI is hereby revised to remove the last sentence of the paragraph.

Effective May 15, 2017, the Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) has designated Scott Craven Jones as Lead Independent Trustee.  The following disclosures in the section of the SAI entitled “Trustees and Officers” are hereby revised:

On page 12 of the SAI, the Trustee table to read as follows:

Name (Year of Birth) and Address[1]	Position(s) Held with Trust and Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE
James R. Schoenike[2] (Born 1959)	Trustee since July 2016	President and CEO, Board of Managers, Quasar Distributors, LLC, since 2000	2	None
INDEPENDENT TRUSTEES
Gaylord B. Lyman (Born 1962)	Trustee and Audit Committee Chairman, since April 2015	Senior Portfolio Manager, Affinity Investment Advisors, LLC, since 2017; Managing Director of Kohala Capital Partners, LLC, (2011 – 2016); Vice President, Becker Capital Management, Inc. (1997 – 2011)	2	None
Scott Craven Jones (Born 1962)	Trustee since July 2016 and Lead Independent Trustee since May 2017	Managing Director, Carne Global Financial Services (US) LLC, since 2013; Adviser, Wanzenburg Partners (2012 – 2013); Chief Operating Officer and Chief Financial Officer, Aurora Investment Management (2010 – 2012)	2	Director, Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry) (2015-2016)
Lawrence T. Greenberg (Born 1963)	Trustee since July 2016	Senior Vice President and Chief Legal Officer, The Motley Fool Holdings, Inc., since 1996; General Counsel, Motley Fool Asset Management, LLC, since 2008; Manager, Motley Fool Wealth Management, LLC, since 2013; Adjunct Professor, Washington College of Law, American University, since 2006	2	None

On page 14 of the SAI, the first paragraph in the disclosure entitled “Leadership Structure and Responsibilities of the Board and the Committee” is revised to read as follows:

Leadership Structure and Responsibilities of the Board and the Committee.  The Board has selected James R. Schoenike, an Interested Trustee, to act as Chairman.  Mr. Schoenike’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Schoenike will consult with the Independent Trustees and the Trust’s Officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.  The Board has selected Scott Craven Jones to serve as Lead Independent Trustee.  Mr. Jones’s duties include acting as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helping to set Board meeting agendas and serving as chair during executive sessions of the Independent Trustees.

On page 15 of the SAI, the fourth paragraph in the disclosure entitled “Trustee Experience, Qualifications, Attributes and/or Skills” is revised to read as follows:

Mr. Jones has been a trustee of the Trust since July 2016, has served as Lead Independent Trustee since May 2017, serves on the Audit Committee, and has been designated as an audit committee financial expert for the Trust.  Mr. Jones has over 25 years of experience in the asset management industry as an attorney and executive, holding various roles including Chief Operating Officer, Chief Financial Officer and Chief Administrative Officer, with asset class experience ranging from municipal bonds to hedge funds. Mr. Jones has served as a Managing Director of Carne Global Financial Services (US) LLC since 2013. Prior to that, he was an Adviser to Wanzenburg Partners and served as Chief Operating Officer and Chief Financial Officer to Aurora Investment Management. He has a Juris Doctorate degree from Northwestern University School of Law and holds the Chartered Financial Analyst designation.

On page 16 of the SAI, the disclosure entitled “Compensation” is revised to read as follows:

Compensation.  For their services as Trustees, the Independent Trustees receive from the Trust an annual retainer in the amount of $6,000; $2,000 for each Board and Audit Committee  meeting attended in person; $2,000 for each special Board and Audit Committee meeting attended by telephone; and reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings.  The Audit Committee Chair and Lead Independent Trustee each receive an additional $1,000 annual retainer.  Prior to July 1, 2016, the Chairman of the Board also received an additional $1,000 annual retainer.  For the fiscal year ended June 30, 2016, the Independent Trustees received the following compensation from the Fund:

Independent Trustee	Aggregate Compensation from Fund[1]	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and the Trust[7] Paid to Trustees:
Steven Marshman[2,4]	$12,500	$0	$0	$25,000
Gaylord Lyman[3,4]	$12,500	$0	$0	$25,000
Lawrence Greenberg[4,5]	$0	$0	$0	$0
Scott Craven Jones[4,5,6]	$0	$0	$0	$0
[1]	Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
[2]	Mr. Marshman, who formerly served the Trust as an Independent Trustee and Chairman of the Board, resigned from the Board effective as of July 1, 2016.
[3]	Audit Committee chairman.
[4]	Audit Committee member.
[5]
Mr. Greenberg and Mr. Jones were elected to the Board by shareholders of the Trust effective as of July 1, 2016.  As such, they did not receive any compensation from the Trust for the fiscal year ended June 30, 2016.

[6]	Lead Independent Trustee. Mr. Jones was designated as Lead Independent Trustee effective as of May 1, 2017. As such, he did not receive retainer for the fiscal year ended June 30, 2016.
[7]	There is currently one other portfolio within the Trust.

Please retain this supplement with your Statement of Additional Information.